Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      Cheniere Energy, Inc. (LNG)

Designated Filer:            Paulson & Co. Inc.

Other Joint Filers:          Paulson Partners L.P. ("Paulson Partners");
                             Paulson Partners Enhanced, L.P. ("Enhanced L.P.");
                             Paulson International Ltd.
                                 ("Paulson International");
                             Paulson Advantage Select Ltd.
                                 ("Advantage Select Ltd.");
                             Paulson Advantage Master Ltd. ("Advantage Master");
                             Paulson Advantage Plus Master Ltd.
                                 ("Advantage Plus Master");
                             Paulson Enhanced Ltd. ("Enhanced Ltd."); and
                             John Paulson

Addresses:                   The address of Paulson Partners, Enhanced L.P. and
                             John Paulson is 590 Madison Avenue, New York,
                             New York 10022.

                             The address of each of Paulson International, Advantage Select Ltd., Advantage Master, Advantage Plus Master and Enhanced Ltd. is
                             c/o BNY Alternative Investment Services Ltd.,
                             18 Church Street, Skandia House, Hamilton, HM11, Bermuda.


Signatures:


Dated:  October 27, 2008

                               PAULSON PARTNERS L.P.
                               By: Paulson Advisers LLC, general partner
                               By: Paulson & Co. Inc., managing member


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                           Chief Compliance Officer


                               PAULSON ENHANCED L.P.
                               By: Paulson Advisers LLC, general partner
                               By: Paulson & Co. Inc., managing member


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                           Chief Compliance Officer


                               PAULSON INTERNATIONAL LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                           Chief Compliance Officer



                               PAULSON ADVANTAGE SELECT LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                           Chief Compliance Officer



                               PAULSON ADVANTAGE MASTER LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                           Chief Compliance Officer



                               PAULSON ADVANTAGE PLUS MASTER LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                           Chief Compliance Officer



                               PAULSON ENHANCED LTD.
                               By: Paulson & Co. Inc., as Investment Manager


                               By: /s/ Stuart L. Merzer
                                   --------------------
                               Name:   Stuart L. Merzer
                               Title:  General Counsel &
                                           Chief Compliance Officer




                               /s/ John Paulson
                               ----------------
                                   John Paulson